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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

RES-CARE, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371

(State or other	(Commission	(IRS Employer

jurisdiction of	File Number)	Identification No.)

incorporation)

10140 Linn Station Road, Louisville, Kentucky	40223

(Address of principal executive offices)	(Zip code)

(502) 394-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, and 8 are not applicable and are omitted form this
Report.

Item 9.    Regulation FD Disclosure

Attached as Exhibits 99.1 and 99.2 to this report are the certifications of Ronald G. Geary, Chairman, CEO and President, and L. Bryan Shaul, CFO and Executive Vice President of Finance and Administration, which accompanied ResCare’s Quarterly Report on Form 10-Q for the second fiscal quarter of 2002, as required by Section 906 of the Sarbanes-Oxley Act of 2002.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

         The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBER	EXHIBIT

99.1	Certification of Ronald G. Geary

99.2	Certification of L. Bryan Shaul

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: August 14, 2002	By /s/ Ronald G. Geary Ronald G. Geary Chairman, President and Chief Executive Officer